EMERGING MARKETS GROWTH FUND, INC.
                         Common Stock

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               Supplement dated November 17, 1997
              to Prospectus dated October 31, 1997

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The paragraph below should be inserted (i) on the cover page; (ii) under
"Prospectus Summary -- The Offering" on page 4; and (iii) after the first paragraph under "The Offering" on page 30.


"On November 14, 1997 the Board of Directors of the Fund authorized the sale of up to an additional $1 billion dollars in shares in 1997 to existing shareholders. The $1 billion in additional shares for 1997 will reduce the amount available for sale in 1998, as consistent with the current growth policy of the Fund (see "The Offering"). In addition, the Board has waived for months ending November and December, 1997 and January 1998 the requirement that shares of the Fund may not be sold in any month following a month end on which the Fund is not at least 90% invested in developing country securities."